UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 18, 2014

Seratosa Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 D'Aguilar Street
3/F, Central
Hong Kong HKSAR
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(408) 548-7520

                      N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a) Departures of Directors

On November 15 2014, the Board of Directors of Seratosa Inc., accepted the resignation of James Wang as President, Chief Executive Officer, and Chief Financial Officer of Seratosa Inc.  The resignations are effective November 18, 2014.

There were no disagreements between James Wang and our Board of Directors regarding any business practices or procedures.

(b) Departures of Principal Officers

On November 15, 2014, the Board of Directors of Seratosa Inc., accepted the resignation of James Wang as  director of the Company.  The resignation is effective November 18, 2014.

There were no disagreements between James Wang and our Board of Directors regarding any business practices or procedures.

(c) Appointment of Principal Officers

Effective November 18, 20114, the following individuals were appointed as our executive officers (“New Officers”):

Name	Age	Position
Brent Suen	47	Chief Executive Officer and President

There are no existing family relationships amongst our officers.

(d) Appointment of Directors

Effective November 18, 2014, the following individuals were appointed as a new members of our board of directors (“New Directors”):

Name	Age	Position
Brent Suen	47	Director

Brent Suen- CEO, President & Director.  Mr. Suen has 27 years of experience in the investment banking industry. He attended Westminster receiving his BA in Finance.  He began his career in merger arbitrage at Bear Stearns in 1988, at the age of 20, as the firms’ youngest hire. In 1993, he founded Axis Trading Corp., one of the first online platforms for stock trading and subsequently sold it to a division of Softbank in 1996. In 1997, he co-founded Elevation Capital which invested in and advised Silicon Valley based companies on IPO’s, mergers and acquisitions, strategic partnerships and fund raising. In 2003 Brent moved to Hong Kong and China where he established Bay2Peak S.A. Bay2Peak has invested in and advised over fifty companies which include Internet, software, renewable energy and life science companies. From 2006 to 2008 he also advised IRG TMT Asia Fund on private and public investments. In 2012 Brent served as advisor to McLarty Group and Citibank Venture Capital on a sale/leaseback program valued at $160 million leading to the eventual sale of the company for $630 million. For the past two years, Brent led the start-up and management of Empirica S.A., a security/intelligence and frontier markets focused advisory firm operating in Asia, the Middle East, Africa and Central Asia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERATOSA INC.

Dated: November 19, 2014	By: /s/ Brent Suen
Name: Brent Suen
Title: President & CEO